MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT
                                  (OIL AND GAS)

                                      FROM

                        COLORADO WYOMING RESERVE COMPANY
                          TAXPAYER I.D. NO. 83-0246080

                                       TO

                           JAMES A. HOLTKAMP, TRUSTEE

                                       AND

            JAMES E. MOORE REVOCABLE TRUST U/D/T DATED JULY 28, 1994
                                SSN: ###-##-####

                           DATED AS OF AUGUST 25, 1998



================================================================================
THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES FUTURE ADVANCES.

THE OIL AND GAS INTERESTS INCLUDED IN THE MORTGAGED PROPERTY WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTY DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER.

THE SECURED PARTY IS NOT A SELLER OR PURCHASE MONEY LENDER OF THE COLLATERAL COVERED BY THIS INSTRUMENT.

================================================================================

THIS DOCUMENT WAS PREPARED BY
AND WHEN RECORDED AND/OR FILED
SHOULD BE RETURNED TO:

Brian T. Dolan, Esq.
Davis, Graham & Stubbs LLP
P. 0. Box 185
Denver, Colorado  80201

                            MORTGAGE, DEED OF TRUST,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


        This Mortgage, Deed of Trust, Security Agreement and Financing Statement is entered into by and among the undersigned Colorado Wyoming Reserve Company (herein called "Mortgagor"), a Wyoming corporation, whose address is 751 Horizon Court, Suite 205, Grand Junction, Colorado 81506, James A. Holtkamp (herein called "Trustee"), whose address is Suite 1000, 136 S. Main Street, Salt Lake City, Utah 84101-1685, and James E. Moore Revocable Trust u/d/t dated July 28, 1994 (herein called "Mortgagee"), having an address at 7827 Berger Avenue, Playa del Rey, California 90293.

        The parties hereto agree as follows:


ARTICLE 1 - DEFINITIONS

        Section 1.1  DEFINED TERMS.  For the purposes of this instrument:

               (a) Collateral" includes Fixture Collateral, Personalty Collateral and Realty Collateral as hereinafter defined.

               (b) Dollars" and "US$" mean lawful money of the United States of America.

               (c) "Effective Date" means August 25, 1998.

               (d) "Fixture Collateral" means all of Mortgagor's interest in and to all Operating Equipment which is or becomes so related to the Oil and Gas Property or any part thereof that an interest in the Operating Equipment arises under the real property law of the State in which it is situated.

               (e) "Hydrocarbons" means oil, gas and other liquid or gaseous hydrocarbons.

               (f) "Obligations" means the aggregate of:

                    (i) all amounts payable pursuant to a promissory note, dated August 25, 1998, payable in full on or before October 31, 1998 executed by Mortgagor, payable to the order of the Mortgagee, in the principal face amount of One Hundred Twenty Thousand Dollars ($120,000) (referred to herein as the "Note");

                   (ii) any and all other or additional indebtedness or liabilities for which Mortgagor is now or may become liable to Mortgagee in any manner, whether under this instrument or otherwise, either primarily or secondarily, absolutely or contingently, directly or indirectly, jointly, severally, or jointly and severally, and whether matured or unmatured, regardless of the manner in which the indebtedness or liability may have been or may be acquired by Mortgagee and whether or not created after payment in full of the Obligations if this instrument shall not have been released of record by Mortgagee;

                  (iii) all sums advanced and costs and expenses incurred by the Trustee or the Mortgagee, including without limitation all legal, accounting, engineering, management, consulting or like fees, made and incurred in connection with the Obligations described in paragraphs (i) and (ii) above or any part thereof, any renewal, extension or modification of, or substitution for, the foregoing Obligations or any part thereof, or the acquisition, perfection or maintenance and preservation of the security therefor, whether such advances, costs or expenses shall have been made and incurred at the request of Mortgagor, Mortgagee or Trustee; and

                   (iv) any and all extensions and renewals of, substitutions for, or modifications or amendments of any of the foregoing Obligations or any part thereof.

               (g) "Oil and Gas Property" means the oil and gas leasehold interests and estates and other interests of Mortgagor in the lands described in EXHIBIT A attached hereto and made a part hereof, whether now owned or hereafter acquired, by operation of law or otherwise, together with all of Mortgagor's interests of any nature whatsoever now or hereafter incident or appurtenant thereto, including, but not limited to, fee mineral and surface interests in said lands, royalty interests therein, all unsevered and unextracted Hydrocarbons in, under or attributable to Mortgagor's interests in said lands, oil and gas (or oil, gas and mineral) leases, subleases, farmin agreements, farmout agreements, bottom hole agreements, other participation agreements of any kind, royalties, overriding royalties, net profits interests, production payments, licenses, servitudes, orders, acreage contribution agreements, processing agreements, options and similar interests, and all rights of way, surface leases, and easements affecting the foregoing interests of Mortgagor or useful or appropriate in exploring and/or drilling for, producing, processing, treating, handling, storing, transporting or marketing Hydrocarbons therefrom or the disposal of water, Hydrocarbons or associated substances from said lands.

               (h) "Operating Equipment" means all surface or subsurface machinery, equipment, facilities, supplies or other property of whatsoever kind or nature and any replacements thereof, substitutions therefor or accessions thereto (including leases of equipment), now or hereafter located in, on or under, affixed or attributable to or obtained or used in connection with any of the Oil and Gas Property or any portion thereof or interest therein, including, without limiting the generality of the foregoing, goods which are or are to become fixtures on the Oil and Gas Property, oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumps, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treatment, compression and transmission), chemicals, solutions, water systems (for treating, disposal and injection), power plants, boilers, poles, lines, transformers, starters and controllers, valves, meters, measuring devices, machine shops, tools, storage yards and equipment stored therein, buildings and camps, secondary and other recovery equipment, systems and processes, plans, drawings, specifications, surveys, engineering, geological and geophysical studies and reports, well logs, reports and related data, seismographic studies, reports and information, office and personnel books, files, records and correspondence, computer output and data files, maps, plats, abstracts of title, lease files, unit files, production marketing files, title curative opinions, title files and title records, division orders and division order records, ownership maps, warranties and guarantees of manufacturers and others, telegraph, telephone and other communication systems, roads, loading docks, shipping facilities and building and construction materials.

               (i) "Personalty Collateral" means all of Mortgagor's interest now owned or hereafter acquired in and to: (i) all Operating Equipment, all Hydrocarbons extracted from or attributable to the Oil and Gas Property, all Production Sales Contracts and all accounts, contract rights and general intangibles now existing or hereafter arising in connection with the exploration or drilling for, production, processing, treatment, storage, transportation, manufacture or sale of Hydrocarbons from the Oil and Gas Property, and (ii) personal property, movable and immovable, tangible or intangible, of whatsoever nature and kind, wherever located, including, without limitation, all accounts, contract rights, general intangibles, Hydrocarbons, equipment, inventory, goods, chattel paper, permits, authorizations, seismic or other data, title information, title abstracts and maps, now owned or existing or hereafter acquired or arising in connection with the conduct by Mortgagor of any activity other than the exploration for, production, processing, treatment, storage, transportation, manufacture, or sale of Hydrocarbons from the Oil and Gas Property.

               (j) "Proceeds" includes whatever is received upon the sale, exchange, collection or other disposition of the Collateral and insurance payable or damages or other payments by reason of loss or damage to the Collateral, and all additions thereto, substitutions and replacements thereof or accessions thereto.

               (k) "Production Sales Contract" means each contract now in effect or hereafter entered into by Mortgagor or Mortgagor's predecessors in title for the sale, purchase, exchange or processing of Hydrocarbons extracted from or attributable to the Oil and Gas Property.

               (l) "Realty Collateral" means all of Mortgagor's interest in and to the Oil and Gas Property, including, but not limited to, the interests of Mortgagor described or specified in EXHIBIT A hereto.


ARTICLE 2 - CREATION OF SECURITY

        Section 2.1 GRANT. In consideration of the Mortgagee's advancing or extending the funds or credit constituting the Obligations, and in consideration of the mutual covenants contained herein, and for the purpose of securing payment of the Obligations, Mortgagor hereby grants, bargains, sells, warrants, mortgages, assigns, transfers and conveys the Realty Collateral and Fixture Collateral to the Trustee, with power of sale, for the benefit of Mortgagee; to have and to hold the Realty Collateral and Fixture Collateral, together with all and singular the rights, privileges, contracts, and appurtenances now or hereafter at any time before the foreclosure or release hereof, in any way appertaining or belonging thereto, unto the Trustee and to his substitutes or successors, forever, in trust, upon the terms and conditions herein set forth; and Mortgagor hereby binds and obligates Mortgagor and Mortgagor's successors and assigns, to warrant and to defend, all and singular, title to the Collateral unto the Trustee, his substitutes or successors, forever, against the claims of any and all persons whomsoever claiming any part thereof.

        Section 2.2 CREATION OF SECURITY INTEREST. In addition to the grant contained in SECTION 2.1, and for the same consideration and purpose, Mortgagor hereby grants to the Mortgagee, a first and prior security interest in all Personalty Collateral, now owned or hereafter acquired by the Mortgagor, and in all Proceeds. Without limiting the foregoing provisions of this SECTION 2.2, Mortgagor stipulates that the grant made by this SECTION 2.2 includes a grant of a security interest in Hydrocarbons extracted from or attributable to the Oil and Gas Property and in the Proceeds resulting from sale of such Hydrocarbons (including, but not limited to, sales at the wellhead), such security interest to attach to such Hydrocarbons as extracted and to the accounts resulting from such sales.

        Section 2.3 PROCEEDS. The security interest of Mortgagee hereunder in the Proceeds shall not be construed to mean that Mortgagee consents to the sale or other disposition of any part of the Collateral other than Hydrocarbons extracted from or attributable to the Oil and Gas Property and sold in the ordinary course of business.

        Section 2.4 SUBSTITUTION OF MORTGAGEE FOR TRUSTEE. This instrument shall be effective, at the Mortgagee's option and as allowed by applicable law, as a mortgage as well as a deed of trust, and every grant herein to the Trustee of interests, powers, rights and remedies shall likewise be a grant of the same interests, powers, rights and remedies to the Mortgagee, as mortgagee. Subject to applicable law, Mortgagee shall in all instances, and in its sole discretion, elect whether this instrument shall be effective as a mortgage or as a deed of trust.

ARTICLE 3 - MORTGAGOR'S WARRANTIES AND COVENANTS

        Section 3.1 PAYMENT OF OBLIGATIONS. Mortgagor covenants that it will pay all Obligations when due and otherwise faithfully and strictly perform all obligations of Mortgagor under the Note and any other instrument or document executed and delivered in connection with the Obligations. If any part of the Obligations is not evidenced by a writing specifying a due date, Mortgagor agrees to pay the same upon demand. All Obligations are payable to Mortgagee at the address shown above.

        Section 3.2  WARRANTIES AND COVENANTS.

               (a) Mortgagor warrants and covenants that:

                    (i) Mortgagor, to the extent of the interests of Mortgagor in EXHIBIT A, has good and marketable title to each property right or interest constituting the Collateral, free of any adverse claim, burden, mortgage, lien, security interest, pledge, charge, encumbrance or interest of or in favor of any third party other than as stated in EXHIBIT A, except as previously disclosed to Mortgagee in writing or as permitted by the Note; except for any financing statement in favor of Mortgagee, or as previously disclosed to Mortgagee, no financing statement covering any of the Collateral in favor of any third party is on file in any public office; Mortgagor has the operating interests and the net revenue interests in the Oil and Gas Property described in EXHIBIT A; and Mortgagor has a good and legal right and full authority to grant and convey same to Mortgagee pursuant to this instrument;

                   (ii) the oil and gas (or oil, gas and mineral) leases included in the Oil and Gas Property are valid and subsisting and all rentals and royalties due under each of them have been properly and timely paid, and all conditions and obligations necessary to keep them in force have been fully satisfied and performed; and all producing wells located on the Oil and Gas Property or properties unitized therewith have been drilled, operated and produced in conformity with all applicable laws and rules, regulations and orders of all governmental authorities having jurisdiction and are subject to no penalties on account of past production;

                  (iii) no approval or consent of any regulatory or administrative commission or authority or of any other governmental body or any other party is necessary to authorize the execution and delivery of this instrument or of any other written instrument constituting or evidencing the Obligations, or to authorize the observance or performance by Mortgagor of the covenants contained in the instruments constituting or evidencing the Obligations, or to authorize the observance or performance by Mortgagor of the covenants contained in this instrument or in the other written instruments constituting or evidencing the Obligations or to enable the Mortgagee to exercise its rights hereunder;

                   (iv) Mortgagor is a corporation organized under the laws of the State of Wyoming, is qualified to do business in each state where such is required by the conduct of its business and is in good standing in all of said states, and will maintain its corporate existence and form and maintain its status as qualified to do business in each of said states until the Obligations are paid in full; and

                    (v) Mortgagor has taken all proper corporate action to authorize the execution and delivery of the Note secured hereby and of this instrument and to make the Note and this instrument the legal, valid and binding obligations of Mortgagor.

               (b) All of the warranties and representations of Mortgagor contained in this instrument are and will be in all respects true and correct both as of the date of execution of this instrument and the Effective Date and as of the date of each extension of credit by Mortgagee to Mortgagor, and the warranties contained in SECTION 3.2(A)(IV) also shall be in all respects true and correct when any item such as referred to therein is furnished to Mortgagee.

               (c) Mortgagor warrants and shall forever defend (at Mortgagor's expense) the Collateral against every person whomsoever lawfully claiming the same or any part thereof, and Mortgagor shall maintain and preserve the lien and security interest herein created until this instrument has been terminated as provided herein.

        Section 3.3 OPERATION OF MORTGAGED PROPERTY. As long as this instrument has not been terminated, and whether or not Mortgagor is the operator of all or any part of the Oil and Gas Property, Mortgagor shall, at Mortgagor's own expense:

               (a) comply fully with all of the terms and conditions of all leases and other instruments of title described in EXHIBIT A and all rights-of-way, easements and privileges necessary for the proper operation of such leases and instruments, and otherwise do all things necessary to keep Mortgagor's rights and Mortgagee's interest in the Collateral unimpaired;

               (b) cause the Oil and Gas Property to be maintained, developed and protected against drainage and continuously operated for the production of Hydrocarbons in a good and work manlike manner as a prudent operator would in accordance with generally accepted practices, applicable operating agreements and all applicable federal, state and local laws, rules, regulations and orders;

               (c) promptly pay or cause to be paid when due and owing all rentals and royalties payable in respect of the Oil and Gas Property; all expenses incurred in or arising from the operation or development of the Collateral; and all taxes, assessments and governmental charges imposed upon the Collateral or Mortgagor;

               (d) cause the Collateral to be kept free and clear of liens, charges, security interests, encumbrances, adverse claims and title defects of every character other than (i) the lien and security interest created by this instrument, (ii) taxes constituting a lien but not due and payable, (iii) defects or irregularities in title which are not such as to interfere materially with the development, operation or value of the Collateral and not such as to materially affect title thereto, (iv) those set forth or referred to in EXHIBIT A hereto, (v) those being contested in good faith by Mortgagor and which do not, in the judgment of Mortgagee, jeopardize the Trustee's or Mortgagee's rights in and to the Collateral, and (vi) those consented to in writing by Mortgagee; PROVIDED, HOWEVER, that Mortgagee may take such independent action in connection with any such matters affecting the Collateral as it deems advisable, and all costs and expenses thereof, including, without limitation, attorneys' fees incurred by Mortgagee in taking such action, shall be part of the Obligations hereunder; and

               (e) execute, acknowledge and deliver to Mortgagee such other and further instruments and do such other acts as in the opinion of Mortgagee are necessary or desirable to effect the intent of this instrument or otherwise protect and preserve the interests of Mortgagee hereunder, promptly upon request of Mortgagee.

        Section 3.4 RECORDING AND FILING. Mortgagor shall pay all costs of filing, registering and recording this and every other instrument in addition or supplemental hereto and all financing statements Mortgagee may require, in such offices and places and at such times and as often as may be, in the judgment of Mortgagee, necessary to preserve, protect and renew the lien and security interest herein created as a first lien and prior security interest on and in the Collateral and otherwise do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any State or of the United States or of any other competent authority for the purpose of effectively creating, maintaining and preserving the lien and security interest created herein and on the Collateral and the first and prior priority thereof. Mortgagor shall also pay the costs of obtaining reports from appropriate filing officers concerning financing statement filings in respect of any of the Collateral in which a security interest is granted herein.

        Section 3.5 TRUSTEE'S OR MORTGAGEE'S RIGHT TO PERFORM MORTGAGOR'S OBLIGATIONS. Mortgagor agrees that, if Mortgagor fails to perform any act which Mortgagor is required to perform under this instrument, Mortgagee or the Trustee or any receiver appointed hereunder may, but shall not be obligated to, perform or cause to be performed such act, and any expense incurred by Mortgagee or the Trustee in so doing shall be a demand obligation owing by Mortgagor to Mortgagee, shall bear interest at an annual rate equal to the maximum interest rate provided in the Note until paid and shall be a part of the Obligations, and Mortgagee, the Trustee or any receiver shall be subrogated to all of the rights of the party receiving the benefit of such performance. The undertaking of such performance by Mortgagee, the Trustee or any receiver as aforesaid shall not obligate such person to continue such performance or to engage in such performance or performance of any other act in the future, shall not relieve Mortgagor from the observance or performance of any covenant, warranty or agreement contained in this instrument or constitute a waiver of default hereunder and shall not affect the right of Mortgagee to accelerate the payment of all indebtedness and other sums secured hereby or to resort to any other of its rights or remedies hereunder or under applicable law. In the event the Mortgagee, the Trustee or any receiver appointed hereunder undertakes any such action, no such party shall have any liability to the Mortgagor in the absence of a showing of gross negligence or willful misconduct of such party, and in all events no party other than the acting party shall be liable to Mortgagor.


ARTICLE 4 - DEFAULT

        Section 4.1 EVENTS OF DEFAULT. The term "Event of Default" means the occurrence of any of the following events or the existence of any of the following conditions:

               (a) failure to make any payment when due under the terms of the Note;

               (b) failure by Mortgagor to make any payment when due of any of the Obligations or other failure to keep, punctually perform or observe any of the covenants, obligations or prohibitions contained herein, in any other written instrument evidencing any of the Obligations or in any other agreement with Mortgagee (whether now existing or entered into hereafter) or the occurrence of any other event which is, or is deemed to be, an Event of Default under and as that term is defined in any such other written instrument or agreement, including, without limitation, the Note;

               (c) any warranty, information, representation or statement by Mortgagor made or furnished to Mortgagee by or on behalf of Mortgagor in connection with the Obligations is determined by Mortgagee to be untrue or misleading in any material respect;

               (d) the assertion (except by the owner of an encumbrance expressly excepted from Mortgagor's warranty of title herein) of any claim of priority over this instrument, by title, lien or otherwise, unless Mortgagor within 30 days after such assertion either causes the assertion to be withdrawn or provides Mortgagee with such security as Mortgagee may require to protect Mortgagee against all loss, damage, or expense, including attorneys' fees, which Mortgagee may incur in the event such assertion is upheld; or

               (e) the dissolution, termination, or liquidation of Mortgagor or of any other person or entity directly or indirectly liable for the Obligations, or the making by any such person of any assignment for the benefit of creditors, or the appointment of a receiver, liquidator, or trustee of the property of any such person, or the filing of any petition for the bankruptcy, reorganization, or arrangement of any such person pursuant to the Federal Bankruptcy Code or any similar state or federal statute, or the adjudication of any such person as bankrupt or insolvent.

        Section 4.2 ACCELERATION UPON DEFAULT. Upon the occurrence of any Event of Default, or at any time thereafter, Mortgagee may, at its option, by notice to Mortgagor, declare the entire unpaid principal of and the interest accrued on the Obligations to be due and payable forthwith without any further notice, presentment or demand of any kind, all of which are hereby expressly waived.

        Section 4.3 POSSESSION AND OPERATION OF PROPERTY. Upon the occurrence of any Event of Default, or at any time thereafter, and in addition to all other rights therein conferred on the Trustee or the Mortgagee, the Trustee, the Mortgagee or any person, firm or corporation designated by Mortgagee, will have the right and power, but will not be obligated, to have an audit performed, at Mortgagor's expense, of the books and records of Mortgagor, and to enter upon and take possession of all or any part of the Collateral, to exclude Mortgagor therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor could do so. The Trustee, the Mortgagee or any person, firm or corporation designated by the Mortgagee, may operate and develop the Collateral, or any portion thereof, without any liability to Mortgagor in connection with the operations except with respect to willful misconduct; and the Trustee, the Mortgagee or any person, firm or corporation designated by Mortgagee will have the right to collect, receive and receipt for all Hydrocarbons produced and sold from the Oil and Gas Property, to make repairs, to purchase machinery and equipment, to conduct workover operations, to drill additional wells, and to exercise every power, right and privilege of Mortgagor with respect to the Collateral. Providing there has been no foreclosure sale, when and if the expenses of the operation and development (including costs of unsuccessful workover operations or additional wells) have been paid and the Obligations paid in full, the remaining Collateral shall be returned to the Mortgagor.

        Section 4.4 ANCILLARY RIGHTS. Upon the occurrence of an Event of Default, or at any time thereafter, and in addition to all other rights of Mortgagee hereunder, Mortgagee may, without notice, demand or declaration of default, all of which are hereby expressly waived by Mortgagor, proceed by a suit or suits in equity or at law (i) for the seizure and sale of the Collateral or any part thereof, (ii) for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, (iii) for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, (iv) without regard to the solvency or insolvency of any person, and without regard to the value of the Collateral, and without notice to Mortgagor (notice being hereby expressly waived), for the appointment of a receiver in accordance with law to serve pending any foreclosure or sale hereunder, or (v) for the enforcement of any other appropriate legal or equitable remedy.

ARTICLE 5 - MORTGAGEE'S RIGHTS AS TO REALTY COLLATERAL
            UPON DEFAULT

        Section 5.1 JUDICIAL FORECLOSURE. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of an Event of Default, or at any time thereafter, in lieu of the exercise of the non-judicial power of sale hereafter given, Mortgagee may, subject to any mandatory requirement of applicable law, proceed by suit to foreclose its lien hereunder and to sell or have sold the Realty Collateral or any part thereof at one or more sales, as an entirety or in parcels, at such place or places and otherwise, in such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and Mortgagee shall thereafter make or cause to be made a conveyance to the purchaser or purchasers thereof. Mortgagee may postpone the sale of the real property included in the Collateral or any part thereof by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. Sale of a part of the real property included in the Collateral will not exhaust the power of sale, and sales may be made from time to time until all such property is sold or the Obligations are paid in full.

        Section 5.2 NON-JUDICIAL FORECLOSURE. If the Note or other Obligations are not paid when due, whether by acceleration or otherwise, the Trustee is hereby authorized and empowered, and it shall be his duty, upon request of Mortgagee, and to the extent permitted by applicable law, to sell any part of the Realty Collateral at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law, or in the absence of any such requirement, as Trustee and/or Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers thereof. Any sale shall be made to the highest bidder for cash at the door of the county courthouse of, or in such other place as may be required or permitted by applicable law in, the county in the state where the Realty Collateral or any part thereof is situated; provided that and if the Realty Collateral lies in more than one county, such part of the Realty Collateral may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold. Any such sale shall be made at public outcry, on the day of any month, during the hours of such day and after such written notices thereof have been publicly posted in such places and for such time periods and after all persons entitled to notice thereof have been sent such notice, all as required by applicable law in effect at the time of such sale. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be PRIMA FACIE evidence of the fact of service. The Mortgagor agrees that no notice of any sale, other than as required by applicable law, need be given by the Trustee, the Mortgagee or any other person. The Mortgagor hereby designates as its address for the purposes of such notice the address set out on page two hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Mortgagee or other holder of the Obligations at the address for the Mortgagee set out herein (or to such other address as the Mortgagee or other holder of the Obligations may have designated by notice given as above provided to the Mortgagor and such other debtors). Any such notice or change of address of the Mortgagor or other debtors or of the Mortgagee or of other holder of the Obligations shall be effective upon receipt. The Mortgagor authorizes and empowers the Trustee to sell the Realty

Collateral in lots or parcels or in its entirety as the Trustee shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto by fee simple title, with evidence of general warranty by the Mortgagor, and the title of such purchaser or purchasers when so made by the Trustee, the Mortgagor binds itself to warrant and forever defend. Where portions of the Realty Collateral lie in different counties, sales in such counties may be conducted in any order that the Trustee may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustee may deem expedient.


ARTICLE 6 - MORTGAGEE'S RIGHTS AS TO PERSONALTY AND FIXTURE
            COLLATERAL UPON DEFAULT

        Section 6.1 PERSONALTY COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Mortgagee may, without notice to Mortgagor, exercise its rights to declare all of the Obligations to be immediately due and payable, in which case Mortgagee will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of the Personalty Collateral, and for this purpose Mortgagee may enter upon any premises on which any or all of the Personalty Collateral is situated and take possession of and operate the Personalty Collateral or remove it therefrom. Mortgagee may require Mortgagor to assemble the Personalty Collateral and make it available to Mortgagee or the Trustee at a place to be designated by Mortgagee which is reasonably convenient to all parties. Unless the Personalty Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of the Personalty Collateral is to be made. This requirement of sending reasonable notice will be met if the notice is mailed, postage prepaid, to Mortgagor at the address designated above at least five days before the time of the sale or disposition.

        Section 6.2 SALE WITH REALTY COLLATERAL. In the event of foreclosure, whether judicial or non-judicial, at Mortgagee's option it may proceed under the Uniform Commercial Code as to the Personalty Collateral or it may proceed as to both Realty Collateral and Personalty Collateral in accordance with its rights and remedies in respect of the Realty Collateral.

        Section 6.3 FIXTURE COLLATERAL. Upon the occurrence of an Event of Default, or at any time thereafter, Mortgagee may elect to treat the Fixture Collateral as either Realty Collateral or as Personalty Collateral and proceed to exercise such rights as apply to the type of Collateral selected.

        Section 6.4 PRIVATE SALE. If Mortgagee in good faith believes that the Securities Act of 1933 or any other State or Federal law prohibits or restricts the customary manner of sale or distribution of any of the Personalty Collateral, or if Mortgagee determines that there is any other restraint or restriction limiting the timely sale or distribution of any such property in accordance with the customary manner of sale or distribution, Mortgagee may sell or may cause the Trustee to sell such property privately or in any other manner it deems advisable at such price or prices as it determines in its sole discretion and without any liability whatsoever to Mortgagor in connection therewith. Mortgagor recognizes and agrees that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by Mortgagee may result in a lower sales price than if the sale were otherwise held.


ARTICLE 7 - OTHER PROVISIONS CONCERNING FORECLOSURE

        Section 7.1 POSSESSION AND DELIVERY OF COLLATERAL. It shall not be necessary for Mortgagee or the Trustee to have physically present or constructively in its possession any of the Collateral at any foreclosure sale, and Mortgagor shall deliver to the purchasers at such sale on the date of sale the Collateral purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Collateral, then the title and right of possession to the Collateral shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

        Section 7.2 MORTGAGEE AS PURCHASER. Mortgagee will have the right to become the purchaser at any foreclosure sale, and it will have the right to credit upon the amount of the bid the amount payable to it out of the net proceeds of sale.

        Section 7.3 RECITALS CONCLUSIVE; WARRANTY DEED; RATIFICATION. Recitals contained in any conveyance to any purchaser at any sale made hereunder will conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the written instruments constituting part or all of the Obligations after the same have become due and payable, nonpayment of any other of the Obligations or advertisement and conduct of the sale in the manner provided herein, and appointment of any successor Trustee hereunder. Mortgagor ratifies and confirms all legal acts that Mortgagee and/or Trustee may do in carrying out the provisions of this instrument.

        Section 7.4 EFFECT OF SALE. Any sale or sales of the Collateral or any part thereof will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Mortgagor in and to the premises and the property sold, and will be a perpetual bar, both at law and in equity, against Mortgagor, Mortgagor's successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor, or Mortgagor's successors or assigns. The purchaser or purchasers at the foreclosure sale will receive immediate possession of the property purchased; and if Mortgagor retains possession of the Realty Collateral, or any part thereof, subsequent to sale, Mortgagor will be considered a tenant at sufferance of the purchaser or purchasers, and if Mortgagor remains in such possession after demand of the purchaser or purchasers to remove, Mortgagor will be guilty of forcible detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and without any right to damages arising out of such removal.

        Section 7.5 APPLICATION OF PROCEEDS. The proceeds of any sale of the Collateral or any part thereof will be applied as follows:

               (a) first, to the payment of all expenses incurred by the Trustee and Mortgagee in connection therewith, including, without limiting the generality of the foregoing, court costs, legal fees and expenses, fees of accountants, engineers, consultants, agents or managers and expenses of any entry or taking of possession, holding, valuing, preparing for sale, advertising, selling and conveying;

               (b) second, to the payment of the Obligations; and

               (c) third, any surplus thereafter remaining to Mortgagor or Mortgagor's successors or assigns, as their interests may be established to Mortgagee's reasonable satisfaction.

        Section 7.6 DEFICIENCY. Mortgagor will remain liable for any deficiency owing to Mortgagee after application of the net proceeds of any foreclosure sale.

        Section 7.7 MORTGAGOR'S WAIVER OF APPRAISEMENT, MARSHALLING, ETC. Mortgagor agrees that Mortgagor will not at any time insist upon or plead or in any manner whatsoever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this instrument, the absolute sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to this instrument or pursuant to the decree of any court of competent jurisdiction. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, hereby waives the benefit of all such laws and to the extent that Mortgagor may lawfully do so under applicable state law, waives any and all right to have the Realty Collateral marshalled upon any foreclosure of the lien hereof or sold in inverse order of alienation, and Mortgagor agrees that the Trustee may sell the Realty Collateral as an entirety.


ARTICLE 8 - MISCELLANEOUS

        Section 8.1 DISCHARGE OF PURCHASER. Upon any sale made under the powers of sale herein granted and conferred, the receipt of Mortgagee will be sufficient discharge to the purchaser or purchasers at any sale for the purchase money, and such purchaser or purchasers and the heirs, devisees, personal representatives, successors and assigns thereof will not, after paying such purchase money and receiving such receipt of Mortgagee, be obliged to see to the application thereof or be in anywise answerable for any loss, misapplication or nonapplication thereof.

        Section 8.2 INDEBTEDNESS OF OBLIGATIONS ABSOLUTE. Nothing herein contained shall be construed as limiting Mortgagee to the collection of any indebtedness of Mortgagor to Mortgagee only out of the income, revenue, rents, issues and profits from the Collateral or as obligating Mortgagee to delay or withhold action upon any default which may be occasioned by failure of such income or revenue to be sufficient to retire the principal or interest when due on the indebtedness secured hereby. It is expressly understood between Mortgagee and Mortgagor that any indebtedness of Mortgagor to Mortgagee secured hereby shall constitute an absolute, unconditional obligation of Mortgagor to pay as provided herein or therein in accordance with the terms of the instrument evidencing such indebtedness in the amount therein specified at the maturity date or at the respective maturity dates of the installments thereof, whether by acceleration or otherwise.

        Section 8.3 DEFENSE OF CLAIMS. Mortgagor will promptly notify the Trustee and Mortgagee in writing of the commencement of any legal proceedings affecting Mortgagee's interest in the Collateral, or any part thereof, and shall take such action, employing attorneys acceptable to

Mortgagee, as may be necessary to preserve Mortgagor's, the Trustee's and Mortgagee's rights affected thereby; and should Mortgagor fail or refuse to take any such action, the Trustee or Mortgagee may take the action on behalf of and in the name of Mortgagor and at Mortgagor's expense. Moreover, Mortgagee or the Trustee on behalf of Mortgagee may take independent action in connection therewith as they may in their discretion deem proper, and Mortgagor hereby agrees to make reimbursement for all sums advanced and all expenses incurred in such actions plus interest at a rate equal to the maximum interest rate provided in the Note.

        Section 8.4 TERMINATION. If all the Obligations are paid in full and the covenants herein contained are well and truly performed, and if Mortgagor, the Trustee and Mortgagee intend at such time that this instrument not secure any obligation of Mortgagor thereafter arising, then the Trustee and Mortgagee shall, upon the request of Mortgagor and at Mortgagor's cost and expense, deliver to Mortgagor proper instruments executed by the Trustee and Mortgagee evidencing the release of this instrument. Until such delivery, this instrument shall remain and continue in full force and effect.

        Section 8.5 RENEWALS, AMENDMENTS AND OTHER SECURITY. Renewals and extensions of the Obligations may be given at any time, amendments may be made to the agreements relating to any part of the Obligations or the Collateral, and Mortgagee may take or hold other security for the Obligations without notice to or consent of Mortgagor. The Trustee or Mortgagee may resort first to other security or any part thereof, or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action will not be a waiver of any rights conferred by this instrument.

        Section 8.6 SUCCESSOR TRUSTEES. The Trustee may resign in writing addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed by Mortgagee. In case of the death, resignation or removal of the Trustee, a successor Trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than an appointment and designation in writing. Any appointment and designation will be full evidence of the right and authority to make the same and of all facts therein recited. Upon the making of any appointment and designation, all the estate and title of the trustee in all of the Realty Collateral will vest in the named successor Trustee, and the successor will thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee. All references herein to the Trustee will be deemed to refer to the Trustee from time to time acting hereunder.

        Section 8.7 LIMITATIONS ON INTEREST. No provision of the Note or other instrument constituting or evidencing any of the Obligations or any other agreement between the parties shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate which Mortgagor may agree to pay under applicable laws. The intention of the parties being to conform strictly to applicable usury laws now in force, the interest on the principal amount of the Note and the interest on other amounts due under and/or secured by this instrument shall be held to be subject to reduction to the amount allowed under said applicable usury laws as now or hereafter construed by the courts having jurisdiction, and any excess interest paid shall be credited to Mortgagor.

        Section 8.8 EFFECT OF INSTRUMENT. This instrument shall be deemed and construed to be, and may be enforced as, an assignment, chattel mortgage or security agreement, contract, deed of trust, financing statement, financing statement filed as a fixture filing, and real estate mortgage, and as any one or more of them if appropriate under applicable state law. This instrument shall be effective as a financing statement filed as a fixture filing with respect to all Fixture Collateral and is to be filed for record in the Office of the County Clerk or other appropriate office of each county where any part of the Collateral, including Fixture Collateral, is situated. This instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Section 9-103(5) (or corresponding provision) of the Uniform Commercial Code as enacted in the appropriate jurisdiction and is to be filed for record in the Office of the County Clerk or other appropriate office of each county where any part of the collateral is situated. A carbon, photographic, or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement.

        Section 8.9 UNENFORCEABLE OR INAPPLICABLE PROVISIONS. If any provision hereof or of any of the written instruments constituting part or all of the Obligations is invalid or unenforceable in any jurisdiction, whether with respect to all parties hereto or with respect to less than all of such parties, the other provisions hereof and of the written instruments will remain in full force and effect in that jurisdiction with respect to the parties as to which such provision is valid and enforceable, and the remaining provisions hereof will be liberally construed in favor of Mortgagee in order to carry out the provisions hereof. The invalidity of any provision of this instrument in any jurisdiction will not affect the validity or enforceability of any provision in any other jurisdiction.

        Section 8.10 RIGHTS CUMULATIVE. Each and every right, power and remedy given to Mortgagee herein or in any other written instrument relating to the Obligations will be cumulative and not exclusive; and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy will not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. A waiver by Mortgagee of any right or remedy hereunder or under applicable law on any occasion will not be a bar to the exercise of any right or remedy on any subsequent occasion.

        Section 8.11 NON-WAIVER. No act, delay, omission or course of dealing between Mortgagee and Mortgagor will be a waiver of any of Mortgagee's rights or remedies hereunder or under applicable law. No waiver, change or modification in whole or in part of this instrument or any other written instrument will be effective unless in a writing signed by Mortgagee.

        Section 8.12 MORTGAGEE'S EXPENSES. Mortgagor agrees to pay in full all expenses and reasonable attorneys' fees of Mortgagee which may have been or may be incurred by Mortgagee in connection with the collection of the Obligations and the enforcement of any of Mortgagor's obligations hereunder and under any documents executed in connection with the Obligations.

        Section 8.13 SALE OF OIL AND GAS PROPERTY. In the event Mortgagor sells for monetary consideration or otherwise any portion of the Oil and Gas Property, Mortgagor shall pay all amounts owing under the Note whether or not then due. Payments shall be applied first to accrued interest and the balance to principal.

        Section 8.14 SUBROGATION. This instrument is made with full substitution and subrogation of Mortgagee and Trustee in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

        Section 8.15 NOTICE. All notices and deliveries of information hereunder shall be deemed to have been duly given if actually delivered or mailed by registered or certified mail, postage prepaid, addressed to the parties hereto at the addresses set forth above on page 2; if by mail, then as of the date of such mailing. Each party may, by written notice so delivered to the others, change the address to which delivery shall thereafter be made.

        Section 8.16 SUCCESSORS. This instrument shall bind and inure to the benefit of the respective successors and assigns of the parties.

        Section 8.17  INTERPRETATION.

               (a) Article and section headings used in this instrument are intended for convenience only and shall be given no significance whatever in interpreting and construing the provisions of this instrument.

               (b) As used in this instrument, "Mortgagee" includes his successors and assigns; "Mortgagor" includes its permitted successors and assigns. Unless context otherwise requires, words in the singular number include the plural and in the plural number include the singular. Words of the masculine gender include the feminine and neuter gender and words of the neuter gender may refer to any gender.

        Section 8.18 INCONSISTENCIES WITH RELATED DOCUMENTS. To the extent, if any, the provisions hereof are inconsistent with the provisions of the Note, such inconsistencies shall be resolved by giving controlling effect to the Note.

        Section 8.19 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical except that to facilitate recordation, in particular counterparts hereof, portions of EXHIBIT A hereto which describe properties situated in counties other than the county in which the counterpart is to be recorded have been omitted.

               Executed as of the Effective Date.


                                           MORTGAGOR:

                                           COLORADO WYOMING RESERVE COMPANY

ATTEST:

[Corporate Seal]                           By: /s/ KIM M. FUERST
                                              -------------------------------
                                              Kim M. Fuerst, President
-----------------------------


-----------------------------
   (Name and Title)


Signed and Acknowledged in
the presence of:


-----------------------------              ----------------------------------


                                           SECURED PARTIES:

                                           TRUSTEE:

                                            /s/ JAMES A. HOLTKAMP
                                           ----------------------------------
                                           James A. Holtkamp, Trustee


                                           MORTGAGEE:

                                           JAMES E. MOORE REVOCABLE TRUST u/d/t
                                           dated July 28, 1994


                                            /s/ JAMES E. MOORE
                                           ----------------------------------
                                           James E. Moore, Trustee

STATE OF COLORADO             )
                              )  ss.
COUNTY OF     MESA            )
          ----------------

               The foregoing instrument was acknowledged before me this  26
                                                                        ----
day of August, 1998, by Kim M. Fuerst, as President of Colorado Wyoming Reserve Company, a Wyoming corporation.

               Witness my hand and official seal.

               My commission expires   10/25/2000
                                     ----------------------------.

                                               /S/ MINDY S. PRINSTEN
                                             ----------------------------------
                                             Notary Public

[Seal]





STATE OF UTAH                 )
                              )  ss.
COUNTY OF                     )
          ---------------

               The foregoing instrument was acknowledged before me this
                                                                        -----
day of August, 1998, by James A. Holtkamp as Trustee under this instrument.

               Witness my hand and official seal.

               My commission expires
                                     ----------------------------.


                                             ----------------------------------
                                             Notary Public

[Seal]

STATE OF CALIFORNIA           )
                              )  ss.
COUNTY OF  LOS ANGELES        )
          --------------

               The foregoing instrument was acknowledged before me this  27th
                                                                        ------
day of August, 1998, by James E. Moore as Trustee of James E. Moore Revocable Trust u/d/t dated July 28, 1994.

               Witness my hand and official seal.

               My commission expires     4/11/2000
                                     ----------------------------.

                                               /s/ LYNDA KAREN DOYLE
                                             ----------------------------------
                                             Notary Public

[Seal]

                                    EXHIBIT A


               TO MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PROCEEDS,
                  SECURITY AGREEMENT AND FINANCING STATEMENT OF
                                 AUGUST 25, 1998



COUNTY:
         -----------------------

STATE:
         -----------------------

WELL NAME
AND LOCATION:
               ----------------------------


                                          RECORDING DATA
                                                                                               NET
                                                                   LEGAL         WORKING     REVENUE
   LESSOR        LESSEE        DATE       BOOK       PAGE       DESCRIPTION     INTEREST    INTEREST
------------- ------------- ---------- ---------- ----------  ---------------  ----------- -----------














                                       -1-